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                                                                    EXHIBIT 10 l
                              BELLSOUTH CORPORATION
                        EXECUTIVE FINANCIAL SERVICES PLAN

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                              BELLSOUTH CORPORATION

                        EXECUTIVE FINANCIAL SERVICES PLAN

                                TABLE OF CONTENTS
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
SECTION 1        GENERAL                                                   3

SECTION 2        FINANCIAL COUNSELING SERVICES                             3

SECTION 3        PREPARATION OF TAX RETURNS                                4

SECTION 4        LEGAL SERVICES FOR ESTATE PLANNING                        4

SECTION 5        SERVICES FOLLOWING RETIREMENT, DEATH OR SEPARATION        5

SECTION 6        BILLING                                                   5

                             BellSouth Corporation
                       Executive Financial Services Plan

                                     Page 2                             1/1/2004

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                              BELLSOUTH CORPORATION

                        EXECUTIVE FINANCIAL SERVICES PLAN

SECTION 1 - GENERAL

1. The Executive Financial Services Plan applies to Executives who are defined as employees of the Company (or a subsidiary company) who hold a position which the Board of Directors has designated to be within that company's Executive Management Group.

      The purpose of financial counseling for Executives is to provide professional assistance to carry out their financial planning in the most efficient manner. By using this service, the Executive spends less time on the details of financial planning while still meeting his/her personal financial responsibilities. This enables the Executive to dedicate more time and energies to the job.

2. The BellSouth Plan was effective January 1, 1984 and incorporates complete financial counseling services (including financial planning, tax planning, estate planning), legal services to implement recommendations of financial counselors, and income tax preparation.

SECTION 2 - FINANCIAL COUNSELING SERVICES

1. Negotiations with and approval of suppliers for BellSouth financial counseling services is the responsibility of the Vice President - Human Resources of BellSouth Corporation. There are two approved suppliers: the AYCO Company, and Creative Financial Group.

2. The Executive selects one of the firms and an individual counselor. (Attachment A) A preliminary meeting is scheduled during which the services offered by the firm are explained and the documents and personal information required from the Executive are identified. These documents include such things as deeds, stock certificates, wills, insurance policies, trust analyses. All of this information remains strictly confidential between the counselor and the Executive.

3. A second interview is then arranged at which time there is an in-depth examination of the financial goals and objectives of the Executive and his or her spouse.

                             BellSouth Corporation
                       Executive Financial Services Plan

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4.    All of the information gathered by the counselor is then analyzed and a comprehensive report is prepared for the Executive. It presents his or her present financial situation and areas requiring adjustment for future financial planning.

5. The types of services generally performed by the financial counseling firms consist of a review of Company-provided benefit plans, and estate, insurance, investment, and income tax planning.

6. The fees and expenses for these services are covered by contractual arrangements which are reviewed annually and re-negotiated, as appropriate, by the BellSouth Corporation Executive Compensation Group.

7. Although BellSouth identifies the firms to be used for financial counseling, it does not guarantee the advice of the firm selected. Therefore, letters of indemnity are required from the Executive before he or she undertakes the service. (Attachment B).

SECTION 3 - PREPARATION OF TAX RETURNS

1. Tax returns may be prepared by the financial counseling firm or by an accounting firm selected by the individual Executive.

2. Effective January 1, 2004, the Company has established a three-year account for each Executive of $8,500 to cover the total fees and expenses incurred for legal services as described in Section 4 below and for tax preparation. The Executive Compensation Group tracks reimbursements over the three-year account period to ensure that they are within the account balance. Quarterly reports are provided to the Executive showing reimbursements and funds remaining in their accounts.

SECTION 4 - LEGAL SERVICES FOR ESTATE PLANNING

1. Only those fees and expenses for legal services resulting from the implementation of recommendations of an approved financial counseling firm will be approved for Company reimbursement. Services may be provided by any attorney chosen by the Executive.

                             BellSouth Corporation
                       Executive Financial Services Plan

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SECTION 5 - SERVICES FOLLOWING RETIREMENT, DEATH OR SEPARATION

1. Financial counseling services are available under this plan to retiring Executives, and to the spouses of Executives who die while actively employed, for the twelve month period following retirement or death.

2. Tax preparation services are available to retiring Executives, and to the spouses of Executives who die while actively employed, for the tax year in which retirement or death occurs, and for the following tax year, up to the remaining account balance available to the employee at retirement or prior to death.

3. Legal services for estate planning are available to retiring Executives, and to the spouses of Executives who die while actively employed, for the year in which retirement or death occurs, and for the following tax year, up to the remaining account balance available to the employee at retirement or prior to death.

4. At Separation (other than retirement or death), financial planning, tax preparation and legal services that were provided prior to the separation date are covered under this plan, up to the remaining account balance for the 3-year period.

SECTION 6 - BILLING

1. Financial counseling service fees are directly invoiced to BellSouth in accordance with the billing terms of the negotiated contract. The Executive Compensation Group processes these payments.

2. Suppliers of tax preparation and legal services should issue bills in the name of the individual to whom the services were provided. The Executive should review all charges, pay this expense directly to the provider, and mail or fax (404-249-3830) the invoice to the Executive Compensation Group at 1155 Peachtree Street, Room 13K06, Atlanta, Georgia 30309 for reimbursement processing.

3. Fees and expenses paid by the Company for financial counseling, tax preparation and legal services are considered "wages" subject to FICA, FUTA and income tax withholding. Annually, imputed income is added to each executive's Form W-2; this amount is grossed up for Federal taxes at the maximum rate, for state and local taxes in accordance with each individual's residence location, and for FICA, as appropriate.

                             BellSouth Corporation
                       Executive Financial Services Plan

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                                                                    ATTACHMENT A

                       FINANCIAL PLANNER SELECTION LETTER

Date: __________________

TO: (  )  THE AYCO COMPANY
    (  )  CREATIVE FINANCIAL GROUP

SUBJECT: Request for Personal Financial Planning Service

As an employee eligible for participation in the BellSouth Executive Financial Services Plan, I have accepted the Company's offer to provide me with the services available under the plan. After consideration of the firms approved under the plan, I have selected ( ) THE AYCO COMPANY OR ( ) CREATIVE FINANCIAL GROUP to provide the services as outlined in your brochure.

While the Company will pay your fees in connection with the preparation of financial planning reports and related counseling services, I understand that any fees or expenses other than for legal services incurred in connection with the implementation of any recommendations will be borne by me.

I understand that your services are completely personal and confidential and that the Company will in no way be involved with, or know of, my personal affairs. Moreover, I understand that the Company does not, and will not endorse any recommendations of suggestions that I may receive from you.

I authorize the Company to release to you detailed information concerning my compensation, employee benefits in which I now or will participate, and any other financial data which may have a bearing on my personal financial planning.

I understand that any fees or expenses paid by the Company for the provision of such consulting services will be reported by the Company as additional compensation and, therefore, will be subject to the various federal and state withholding requirements.

Please contact me to commence arrangements for my financial planning.

Print Name ________________________________

Signature _________________________________

Date ______________________________________

Contact Number ____________________________

                             BellSouth Corporation
                       Executive Financial Services Plan

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                                                                    ATTACHMENT B

                              BELLSOUTH CORPORATION

                        EXECUTIVE FINANCIAL SERVICES PLAN

                          CONDITIONS FOR PARTICIPATION

TO: BELLSOUTH EXECUTIVE COMPENSATION
    1155 PEACHTREE STREET, NE, ROOM 13K06
    ATLANTA, GA  30309

Personal financial counseling is made available by BellSouth Corp. and its subsidiaries as a service to certain of its selected key employees through ( ) THE AYCO COMPANY OR ( ) CREATIVE FINANCIAL GROUP. Such services are offered with the understanding that participation is voluntary and the option to rely on, to act on, or refrain from acting on, in whole or in part, any advice, recommendations or information provided by the financial planner noted above, its employees or agents is the individual and personal decision of the undersigned.

In consideration of BellSouth's undertaking to pay the fees and charges of the financial planner noted above for financial counseling services rendered to me, I on my own behalf and on behalf of my heirs, executors or administrators do hereby release and forever discharge BellSouth and its subsidiaries, its officers, agents, assigns and their successors of and from all losses, debts, demands, actions, causes of action, suits accounts, covenants, contracts, agreements, damages and any and all claims, law and equity attributable directly or indirectly, in whole or in part, to my acting on, failure to act on, or reliance on advice, recommendations or information furnished to me by the financial planner noted above, its employees or agents.

Print Name _________________________________

Signature ___________________________________

Date _______________________________________

                             BellSouth Corporation
                       Executive Financial Services Plan

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                                    APPROVED

                      EXECUTIVE FINANCIAL COUNSELING FIRMS

                      The AYCO Company, L.P.
                      Suite 650
                      2839 Paces Ferry Road
                      Atlanta, GA 30339

                            Ingrid Short
                            (770) 438-4031

                      Creative Financial Group
                      1000 Abernathy Road, North Park
                      Building 400
                      Suite 1500
                      Atlanta, GA 30328

                             Robert Law
                             Drew Klepchick
                             (770) 913-9704

                             BellSouth Corporation
                      Executive Financial Services Plan

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